Supplement dated September 18, 2012 to Prospectus dated May 1, 1998, as supplemented for

Large Case Variable Life Plus®

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference. Note you may transfer your account value and change your premium allocations in advance of the changes described below.

The following will occur as a result of the reorganization (merger) of the Oppenheimer High Income Fund/VA with and into the Oppenheimer Global Strategic Income Fund/VA.

1.	Effective October 26, 2012, after the close of the New York Stock Exchange (NYSE), we will transfer account value allocated to the Oppenheimer High Income division into the Oppenheimer Global Strategic Income division. If we receive transaction requests (in good order) before the NYSE closes on October 26, 2012, we will process those requests prior to the transfer. Note you may transfer your policy value out of the Oppenheimer High Income division prior to the merger.

2.	A written confirmation statement will be sent to all affected policy owners.

3.	After the merger related transfer has occurred, we will consider any reference to the Oppenheimer High Income division in a written request received in good order to be a reference to the Oppenheimer Global Strategic Income division.

4.	If you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the Oppenheimer High Income division, we will replace that division with the Oppenheimer Global Strategic Income division.

5.	After October 26, 2012, the Oppenheimer High Income division will no longer be available as an investment choice in your policy.

Transfer Charges and Limits

If, due to the reorganization, we transfer any of your account value, such transfer will not count towards transfer limits imposed by our market timing policies. Currently, we do not charge a fee for transfers or limit the number of transfers.

Addition of New Fund

After October 26, 2012, the Global Strategic Income Fund/VA will be available as an investment choice through your policy. The table below provides the fund’s adviser and the type of fund being offered. For more information about the new fund, please read the accompanying fund prospectus.

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Fixed Income
Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

If you have questions about this supplement, wish to revise your allocation instructions or make other changes to your policy, please contact your registered representative or contact MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

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